EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Viña Concha y Toro S.A. (the “Company”) on Form 20-F as submitted to the Securities and Exchange Commission on the date hereof (the “Report”), I, Eduardo Guilisasti Gana, Chief Executive Officer of the Company and I, Osvaldo Solar Venegas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDUARDO GUILISASTI GANA
Eduardo Guilisasti Gana
Chief Executive Officer
May 1, 2017

/s/ OSVALDO SOLAR VENEGAS
Osvaldo Solar Venegas
Chief Financial Officer
May 1, 2017